UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) - May 18, 2005

ACE Limited
(Exact name of registrant as specified in its charter)

Cayman Islands	001-11778	98-0091805
(State or other jurisdiction)	(Commission File Number)	(I.R.S. Employer of Incorporation Identification No.)

ACE Global Headquarters
17 Woodbourne Avenue
Hamilton HM 08 Bermuda
(Address of principal executive offices)

Registrant's telephone number, including area code: (441) 295-5200

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
    (17 CFR 240.14d-2(b))

    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
    (17 CFR 240.13e-4(c)

 Item 8.01. Other Events.

    ACE Limited confirmed that in connection with the previously disclosed investigations pertaining to underwriting practices in ACE's excess casualty unit, ACE terminated three employees of that unit and suspended two other employees of that unit.  All of these actions were taken in the fourth quarter of 2004.  Two of the employees were terminated as a result of conduct discovered in the investigation.  A third employee, who initially had been suspended, was subsequently terminated in the fourth quarter of 2004 because of a failure to cooperate with the investigation.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACE LIMITED.

By:	/s/ Paul Medini
Paul Medini Chief Accounting Officer

DATE:   May 18, 2005